UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2020

Mesa Air Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-38626	85-0302351
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

410 North 44th Street, Suite 700	85008
Phoenix, Arizona	(Zip Code)
(Address of principal executive offices)

(602) 685-4000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange of Which Registered
Common Stock, no par value	MESA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 8.01 below under the caption “Secured Loan Agreement” is incorporated by reference herein to the extent responsive to Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided in Item 8.01 below under the caption “Warrants” is incorporated by reference herein to the extent responsive to Item 3.02.

Item 8.01 Other Information.

Secured Loan Agreement

On November 13, 2020, Mesa Air Group, Inc. (the “Company”) completed a second closing (the “Second Closing”) and borrowed an additional $152.0 million under its previously disclosed Loan and Guarantee Agreement (the “Loan Agreement”), dated October 30, 2020 (the “Initial Closing”), by and among the Company, its subsidiaries named therein, the United States Department of the Treasury (“Treasury”), and the Bank of New York Mellon as Administrative and Collateral Agent under the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”).

As previously disclosed, the Loan Agreement provided a secured term loan facility of up to $200.0 million. The Company had previously borrowed $43.0 million on the Initial Closing. The proceeds may be used for general corporate purposes and operating expenses, to the extent permitted by the CARES Act.

Warrants

In connection with the additional borrowings on the Second Closing, the Company issued additional warrants (each, a “Warrant” and collectively, the “Warrants”) to Treasury to purchase 3,819,095 shares of the Company’s common stock, no par value. The Warrants have a five year term from the issuance date, were issued pursuant to the Warrant Agreement entered into by the Company and Treasury, and have substantially identical terms to the warrants issued on the Initial Closing.

The Warrants are being issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Any issuance of Common Stock upon exercise of the Warrants will be exempt as an exchange by the Company exclusively with its security holders eligible for exemption under Section 3(a)(9) of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2020	MESA AIR GROUP, INC.

	By:	/s/ Brian S. Gillman
	Name:	Brian S. Gillman
	Title:	Executive Vice President and General Counsel